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                                                                [EXECUTION COPY]

                                    EXHIBIT G

                         FORM OF PARENT PLEDGE AGREEMENT

     THIS PARENT PLEDGE AGREEMENT (this "AGREEMENT") is entered into this 14th day of May 1999, by and between ADVANCED COMMUNICATIONS GROUP, INC., a Delaware corporation (the "PLEDGOR"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent (the "ADMINISTRATIVE AGENT") for itself and on behalf of the Lenders (as defined in the Loan Agreement defined below).

                              W I T N E S S E T H:

     WHEREAS, Great Western Directories, Inc. (the "BORROWER"), the Lenders and the Administrative Agent are all parties to that certain Loan Agreement dated as of even date herewith (as hereafter amended, modified, supplemented or restated from time to time, the "LOAN AGREEMENT"); and

     WHEREAS, the Borrower is a wholly-owned Subsidiary of the Pledgor, and the Borrower and the Pledgor are mutually dependent on each other in the conduct of their respective businesses as an integrated operation; and

     WHEREAS, the Pledgor has determined that its execution, delivery and performance of this Agreement directly benefit, and are within the corporate purposes and in the best interests of the Pledgor; and

     WHEREAS, to secure the due and punctual payment and performance of the Obligations (as defined in the Loan Agreement), the Pledgor wishes to pledge and assign to the Administrative Agent, for itself and for the benefit of the Lenders all of the Pledgor's right, title and interest existing in and to all of the shareholder interests in the Borrower and each Affiliate Guarantor owned by the Pledgor, as more particularly described on SCHEDULE 1 attached hereto and incorporated by reference herein (collectively, the "OWNERSHIP INTERESTS");

     NOW, THEREFORE, for and in consideration of the above premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement. For purposes hereof, "SECURED PARTIES" shall mean, collectively, the Administrative Agent and the Lenders, and "SECURED PARTY" shall mean any one of the foregoing.

     2. GRANT OF SECURITY INTEREST. As security for (a) the timely fulfillment and performance of each and every covenant and obligation of the Pledgor under this Agreement and any other documents executed and delivered in connection herewith to which the Pledgor is a


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party and (b) the payment of all Obligations, the Pledgor hereby pledges, mortgages, transfers, sets over and assigns to the Administrative Agent, on behalf of the Secured Parties, and grants the Administrative Agent, on behalf of the Secured Parties, subject to Section 24 hereof, a continuing Lien (as defined in the Loan Agreement) on and security interest in:

          (a) the Ownership Interests and all substitutions therefor and replacements thereof, and all rights related thereto, including, without limitation, after the occurrence and during the continuance of an Event of Default, the right to request that the Ownership Interests be registered in the name of the Administrative Agent, or any of its nominees, all warrants, options, appreciation rights and other rights, contractual or otherwise, in respect thereof and of all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in addition to, in substitution of, on account of or in exchange for any or all of the Ownership Interests (except for distributions which are permitted under the Loan Agreement or the Parent Guaranty); and

          (b) all proceeds of any and all of the foregoing; in each case, whether now owned or hereafter acquired by the Pledgor, howsoever its interest therein may arise or appear (whether beneficially or of record and whether by ownership, security interest, claim or otherwise).

     It is the intention of the parties hereto that beneficial ownership of the Ownership Interests, including, without limitation, all voting, consensual and distribution rights, shall remain in the Pledgor until the occurrence and during the continuance of an Event of Default and until the Administrative Agent shall notify the Pledgor of the Administrative Agent's exercise, on behalf of the Secured Parties, of voting, consensual and distribution rights to the Ownership Interests pursuant to Section 17 hereof.

     3. AGENT ATTORNEY-IN-FACT. The Pledgor hereby constitutes and appoints the Administrative Agent as its true and lawful attorney-in-fact, in its name and stead, upon the occurrence and during the continuation of an Event of Default, (a) to collect any and all distributions of cash and other assets due the Pledgor from the Borrower in connection with the Ownership Interests, and
(b) to use such measures, legal or equitable, as in its discretion may be deemed necessary or appropriate to enforce the payment thereof to the Administrative Agent and the Lenders. The power of attorney hereby created is coupled with an interest and is irrevocable so long as any of the Obligations shall remain unpaid or any of the Lenders shall have any obligation to make Advances under the Loan Agreement regardless of whether or not the conditions precedent to any such Advances have been or can be fulfilled.

     4. APPLICATION OF DISTRIBUTIONS. The Administrative Agent is hereby granted full irrevocable power and authority, after the occurrence and during the continuance of an Event of Default, to hold, use and apply all cash distributions (together with all interest earned thereon) (a) in partial payment of the Obligations and (b) in payment of charges or expenses incurred by


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the Secured Parties, or any of them, in connection with any and all things which the Secured Parties, or any of them, may do or cause to be done hereunder.

     5. RESPONSIBILITIES OF ADMINISTRATIVE AGENT AND LENDERS. None of the Secured Parties shall in any way be responsible for any failure to do any or all of the things for which rights, interests, power and authority are herein granted. The Secured Parties shall be responsible only for the application of such cash or other property as it actually receives under the terms hereof, PROVIDED that the failure of the Administrative Agent to do any of the things or exercise any of the rights, interests, powers and authorities hereunder shall not be construed to be a waiver of any such rights, interests, powers and authorities.

     6. REPRESENTATIONS AND WARRANTIES. The Pledgor hereby represents and warrants to each of the Secured Parties as follows: (a) except for the security interest created hereby, the Pledgor is the legal and beneficial owner of the Ownership Interests, free and clear of all Liens; (b) all Ownership Interests have been duly authorized and validly issued, and constitute one hundred percent (100%) of the shareholder interests in the Borrower and each Affiliate Guarantor, as the case may be; (c) the Pledgor has the unencumbered right and power to pledge the Ownership Interests as provided herein; (d) all actions necessary or desirable to perfect, establish the first priority of, or otherwise protect, the security interest of the Secured Parties in the Ownership Interests have been duly taken, except for the filing of applicable financing statements;
(e) the exercise by the Administrative Agent, on behalf of the Secured Parties, of its or their rights and remedies hereunder will not contravene any law or governmental regulation or any contractual restriction binding on or affecting the Pledgor or any of its properties and will not result in or require the creation of any Lien upon or with respect to any of its properties; (f) subject to Section 24 hereof, no authorization or approval or other action by, and no notice to or filing with, any court, agency, department, commission, board, bureau or instrumentality of the United States or any state or other political subdivision thereof or regulatory body, or any other third party, except as has previously been obtained, is required either (i) for the pledge and assignment hereunder by the Pledgor of, or the grant by the Pledgor of the Lien and security interest created hereby in the Ownership Interests, or (ii) for the exercise by the Administrative Agent of its rights and remedies hereunder, except as may be required in respect of any such exercise by laws affecting the offering and sale of securities generally or by any Applicable Law and policies promulgated thereunder and state laws and regulations; and (g) to the extent now or hereafter permitted by Applicable Law, this Agreement creates a valid Lien and security interest in favor of the Administrative Agent, on behalf of the Secured Parties, in the Ownership Interests, as security for the Obligations.

     7. NO LIENS. The Pledgor covenants and agrees that, except as permitted by the Loan Agreement or the Parent Guaranty, it will not: (a) sell or otherwise dispose of any interest in the Ownership Interests or any funds or property held therein or constituting a part thereof; or (b) create or permit to exist any mortgage, pledge, lien, charge or other encumbrance upon or with respect to the Ownership Interests or any funds or property constituting a part thereof, other


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than the lien and security interest created hereunder in favor of the
Administrative Agent, on behalf of the Secured Parties.

     8. ADDITIONAL COVENANTS. So long as any of the Obligations remain outstanding and the Lenders have any obligation to make additional Loans to the Borrower, the Pledgor shall not: (a) convey or encumber any of the Ownership Interests in any manner whatsoever, or consent to the admission of any new shareholder or consent to any change in the business of the Borrower except as described in the Loan Agreement or Parent Guaranty; (b) consent to any departure from or any modification of or amendment to the articles of incorporation or by-laws for the Borrower or any Affiliate Guarantor; (c) incur any Indebtedness except as permitted under the Loan Agreement or Parent Guaranty; (d) create, assume, incur or permit to exist or to be created, assumed, incurred or permitted to exist, directly or indirectly, any Lien on any of its properties or assets, whether now owned or hereafter acquired, except for Liens described in the definition of Permitted Liens (as set forth in the Loan Agreement or the Parent Guaranty) and as otherwise set forth below, nor shall it undertake, covenant or agree with any third party that it will not create, assume, incur or permit to exist or to be created, assumed, incurred, or permitted to exist any Lien on any of its assets or properties; (e) take any action with respect to Ownership Interests which would constitute a Default or an Event of Default; (f) cause, permit or allow any assets of the Borrower or any Affiliate Guarantor to be leased, sold, conveyed, pledged, hypothecated, transferred or otherwise encumbered or disposed of except as permitted under the Loan Agreement or the Parent Guaranty; or (g) cause, permit or allow the Borrower to be dissolved or liquidated or to acquire, be acquired by, merged or consolidated into or with any other Person except as permitted under the Loan Agreement or the Parent Guaranty.

     9. BUSINESS OF THE PLEDGOR. The Pledgor agrees that it shall be engaged solely in the business of owning not less than one hundred percent (100%) of the equity interests of the Borrower, the Affiliate Guarantors and the Non-Material Subsidiaries, operating the CLEC Business and otherwise as set forth in Section 4.1(e) of the Loan Agreement.

     10.  INDEMNITY AND EXPENSES.

          (a) The Pledgor hereby agrees to indemnify the Secured Parties, or any of them, from and against any and all reasonable claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result from the gross negligence or willful misconduct of any Secured Party.

          (b) The Pledgor will, upon demand, pay to the Administrative Agent the amount of any and all reasonable expenses, including the disbursements and reasonable fees of the Administrative Agent's counsel and of any experts, consultants and agents, which the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Ownership Interests, (iii) the exercise or enforcement of any of the rights of


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the Secured Parties hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

     11. ADDITIONAL COLLATERAL SECURITIES. In the event that, during the term of this Agreement:

          (a) any reclassification, readjustment, or other change is declared or made with respect to any of the Ownership Interests (including, without limitation, any certificate representing distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of interests, spinoff, split-off or otherwise), promissory notes or other instruments is received from the Pledgor, by virtue of its being or having been an owner of any Ownership Interests, all new, substituted and additional interests, promissory notes, instruments or other securities issued by reason of any such change and received by the Pledgor or to which the Pledgor shall be entitled shall be immediately pledged to the Administrative Agent, together with any necessary endorsement or assignments endorsed in blank by the Pledgor, and shall thereupon constitute Ownership Interests to be subject to the Liens of the Administrative Agent, on behalf of the Secured Parties, as Ownership Interests under the terms of this Agreement;

          (b) any subscriptions, warrants, appreciation rights or any other rights or options or any other security, whether as an addition to, substitution for, or in exchange for any Ownership Interests, or otherwise, shall be issued in connection with any of the Ownership Interests, all new interests or other securities acquired through such subscriptions, warrants, appreciation rights, rights or options by the Pledgor shall be immediately pledged to the Administrative Agent and shall thereupon constitute Ownership Interests, to be encumbered by the Administrative Agent, on behalf of the Secured Parties, as Ownership Interests under the terms of this Agreement; and

          (c) any distribution payable in securities or property other than cash, or other distribution in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, is received by the Pledgor, by virtue of its being or having been an owner of any Ownership Interests, the Pledgor shall receive such payment or distribution in trust, for the benefit of the Secured Parties, shall segregate same from the Pledgor's other property and shall deliver it forthwith to the Administrative Agent in the exact form received, with any necessary endorsement or assignments duly executed in blank, to be encumbered by the Administrative Agent, on behalf of the Secured Parties, as Ownership Interests hereunder.

     12. DEFAULT. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, on behalf of the Secured Parties, may, subject to Section 24 hereof, sell, transfer or otherwise dispose of the Ownership Interests or any interest or right therein or any part thereof after ten (10) Business Days' prior written notice to the Pledgor, in one or more parcels, at the same or different times, at a public or private sale, or may make any other commercially reasonable disposition of the Ownership Interests or any portion thereof. To the


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extent permitted by Applicable Law, the Secured Parties may purchase the
Ownership Interests or any portion thereof at any foreclosure sale. The proceeds of the sale or other disposition shall be applied to the Obligations in such order as set forth in the Loan Agreement. Any remaining proceeds shall be paid over to the Pledgor or others as provided by law.

     13. ADDITIONAL RIGHTS OF SECURED PARTIES. In addition to its rights and privileges under this Agreement, the Administrative Agent, on behalf of the Secured Parties, shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code as in effect in the applicable jurisdiction, and such other rights or remedies which it may have at law or in equity.

     14. TERMINATION AND RELEASE. Upon the payment in full of the Obligations and cancellation of the Commitment and the Loans under the Loan Agreement, the Lien granted hereunder shall automatically terminate and the Administrative Agent shall promptly take any actions reasonably necessary to terminate and release permanently the security interest in the Ownership Interests granted to the Administrative Agent, on behalf of Secured Parties hereunder, and any financing statements filed in connection herewith, and to cause the Ownership Interests and any instrument of transfer previously delivered to the Administrative Agent to be delivered to the Pledgor, all at the cost and expense of the Pledgor.

     15. DISPOSITION OF OWNERSHIP INTERESTS BY THE ADMINISTRATIVE AGENT. To the extent that the Ownership Interests are not registered under the various federal or state securities acts, the disposition thereof after the occurrence and during the continuance of an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration; the Pledgor understands that, upon such disposition, the Administrative Agent, on behalf of the Secured Parties, may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Ownership Interests than if the Ownership Interests were registered pursuant to federal and state securities legislation and sold on the open market. The Ownership Interests are not, as of the date of this Agreement, registered under the various federal and state securities laws. The Pledgor, therefore, agrees that:

          (a) if the Administrative Agent, on behalf of the Secured Parties, shall, pursuant to the terms of this Agreement, sell or cause the Ownership Interests or any portion thereof to be sold at a private sale, the Secured Parties shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with shares or obligations of companies or entities in the same or similar business as the issuing company or entity, which brokerage or investment firm shall have reviewed financial data and other information available to the Secured Parties pertaining to the Pledgor and its Subsidiaries (but shall not be obligated to seek such advice) as to the best manner in which to expose the Ownership Interests for sale and as to the best price reasonably obtainable at the private sale thereof; and


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          (b)  such reliance shall be evidence that the Secured Parties have handled such disposition in a commercially reasonable manner.

     16.  PLEDGOR'S OBLIGATIONS ABSOLUTE.

          (a) The obligations of the Pledgor under this Agreement shall be direct and immediate and not be conditional or contingent upon the pursuit of any other remedies against the Pledgor, or any other Person, nor against other security or Liens available to any Secured Party or its or their respective successors, assigns or agents. The Pledgor waives any right to require that an action be brought against any other Person or to require that any Secured Party resort to any security or to any balance of any deposit account or credit on the books of any Lender in favor of any other Person or to require resort to rights or remedies hereunder prior to the exercise of any other rights or remedies of the Secured Parties in connection with the Loans.

          (b) The obligations of the Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by: (i) any bankruptcy, insolvency, reorganization, arrangements, readjustment, composition, liquidation or the like of the Borrower or any of its Subsidiaries; (ii) any exercise or non-exercise or any waiver by the Secured Parties of any rights, remedy, power or privilege under or in respect of the Obligations, this Agreement, the Loan Agreement, or any other document executed in connection therewith, or any security for any of the Obligations (other than this Agreement); or (iii) any amendment to or modification of the Obligations, this Agreement, the Loan Agreement or any other document executed in connection therewith or any security for any of the Obligations (other than this Agreement), whether or not the Pledgor shall have notice or knowledge of any of the foregoing, but nothing contained herein shall be deemed to authorize the amendment of any such documents to which the Pledgor is a party without the Pledgor's written agreement.

     17.  VOTING RIGHTS.

          (a) Upon the occurrence and during the continuance of an Event of Default, but subject to Section 24 hereof, (i) the Administrative Agent may, upon ten (10) Business Days' prior written notice to the Pledgor of its intention to do so, exercise all voting rights and all other ownership or consensual rights of, or with respect to, the Ownership Interests, but under no circumstances is the Administrative Agent obligated to exercise such rights, and
(ii) the Pledgor hereby appoints the Administrative Agent, which appointment shall be effective on the tenth (10th) Business Day following the giving of notice by the Administrative Agent as provided in Section 18 hereof, as the Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Ownership Interests in any manner the Administrative Agent deems advisable, consistent with the provisions of the Loan Agreement and Parent Guaranty, for or against all matters submitted or which may be submitted to a vote of members; PROVIDED that, until such occurrence and during the continuance of an Event of Default and the giving of the aforesaid notice by the Administrative Agent, the Pledgor shall retain all voting rights to its Ownership Interests; and


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          (b)  For so long as the Pledgor shall have the right to vote the
Ownership Interests, the Pledgor covenants and agrees that it will not, without the prior written consent of the Administrative Agent, (i) vote or take any consensual action with respect to the Ownership Interests which would constitute an Event of Default, (ii) cause, permit or allow any asset of any Subsidiary of the Pledgor which constitutes a Subsidiary of the Borrower to be leased, sold, conveyed, pledged, hypothecated, transferred or otherwise encumbered or disposed of, except as permitted under the terms of the Loan Agreement or (iii) cause, permit or allow any Subsidiary which constitutes a Subsidiary of the Borrower to be dissolved or liquidated or to acquire, be acquired by, merged or consolidated into or with any other Person, except as permitted under the terms of the Loan Agreement.

     18. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be given in the manner prescribed in
Section 11.1 of the Loan Agreement. Notice of change of address for notice shall also be governed by that Section. Notices given to the Pledgor shall be addressed to the Pledgor in care of the Borrower at the its address in Section
11.1 of the Loan Agreement. Notices given to any Secured Party shall be addressed as provided in Section 11.1 of the Loan Agreement.

     19. SECURITY INTEREST ABSOLUTE. To the extent now or hereafter permitted by Applicable Law, all rights of the Secured Parties and all security interests and all obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of the Loan Agreement, the Notes, or any other documents executed and delivered in connection therewith; (b) any change in the time, manner or place of payment of, or any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Loan Agreement, the Notes, or any other document executed or delivered in connection therewith; (c) any increase in, addition to, exchange or release of, or non-perfection of any lien on or security interest in any other collateral or any release of, amendment of, waiver of, consent to or departure from any security document or guaranty, for all or any of the Obligations; or (d) the absence of any action on the part of the Secured Parties to obtain payment or performance of the Obligations from any other loan party.

     20. BINDING AGREEMENT. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the internal laws of the State of California. This Agreement, together with all documents referred to herein, constitutes the entire Agreement between the Pledgor and the Administrative Agent, on behalf of the Secured Parties, with respect to the subject matter hereof, and may not be modified except by a writing executed by the Administrative Agent and delivered by the Administrative Agent to the Pledgor, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement shall be binding upon the Pledgor and its respective successors and assigns, and shall


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inure to the benefit of the Administrative Agent and the Secured Parties and
their respective successors and assigns.

     21. SEVERABILITY. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of this Agreement.

     22. MISCELLANEOUS. No failure to exercise, and no delay in exercising, any right hereunder or under any of the other documents executed by the Pledgor in connection herewith, held by the Secured Parties, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or future exercise thereof or the exercise of any other right. The rights and remedies of the Secured Parties provided herein and in the other documents executed in connection herewith are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights and remedies of the Secured Parties hereunder or under any other documents executed in connection herewith against any party thereto are not conditional or contingent on any attempt by the Secured Parties to exercise any of its or their rights under any other documents executed in connection herewith against such party or against any other Person.

     23. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

     24. FCC CONSENT. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Secured Parties with respect to the Licenses (as defined in the Parent Guaranty) (or any Collateral relating to such Licenses (as defined in the Parent Guaranty)) unless and until all requirements of Applicable Law, including, without limitation, any state law, or any required approval under the Communications Act, and any applicable rules and regulations thereunder, requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied. The Pledgor covenants that, upon request of any of the Secured Parties, after and during the continuance of an Event of Default it will cause to be filed such applications and take such other action as may be requested by such Person or Persons to obtain consent or approval of the FCC or any governmental or other authority which has granted any License (as defined in the Parent Guaranty) to the Pledgor to any action contemplated by this Agreement and to give effect to the Security Interest of the Administrative Agent, including, without limitation, the execution of an application for consent by the FCC to a change in ownership or control pursuant to the provisions of the Communications Act. To the extent permitted by Applicable Law, the Administrative Agent is hereby irrevocably appointed the true and lawful attorney-in-fact of the Pledgor, in its name and stead, to execute and file, upon the occurrence and during the continuance of an Event of Default


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after ten (10) Business Days' prior notice to the Pledgor, all necessary applications with the FCC and with any governmental or other authority. The power of attorney granted herein is coupled with an interest and shall be irrevocable for so long as any of the Obligations remains unpaid or unperformed or any of the Lenders have any obligation to make Advances under the Loan Agreement, regardless of whether the conditions precedent to the making of any such Advances has been or can be fulfilled.

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     IN WITNESS WHEREOF, the undersigned have hereunto set their hands, by and through their duly authorized signatories, as of the day and year first above written.


PLEDGOR:                          ADVANCED COMMUNICATIONS GROUP, INC.


                                  By: __________________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________



ADMINISTRATIVE AGENT:             BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION, as Administrative Agent


                                  By: __________________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________